UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

April 30, 2010

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	33-13061	34-1559348
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Michael Owens Way Perrysburg, Ohio	43551-2999
(Address of principal executive offices)	(Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement

On April 30, 2010, Owens-Illinois Group, Inc. and certain of its direct and indirect subsidiaries entered into the Third Amendment to Credit Agreement and Consent with Deutsche Bank AG, New York Branch, as Administrative Agent, Owens-Illinois General, Inc., as Borrower’s Agent and the other Agents and Lenders named therein (the “Amendment”).  Pursuant to the Amendment, the Credit Agreement dated as of June 14, 2006 by and among the parties listed above was amended and the Lenders thereunder provided certain consents to allow Owens-Brockway Glass Container Inc. to issue convertible or exchangeable senior notes and to allow for the redemption or repayment of Owens-Brockway Glass Container Inc.’s Senior Notes due 2013 prior to maturity.

The description in this Current Report of the Amendment is not intended to be a complete description of the Amendment.  The description is qualified in its entirety by the full text of the Amendment which is attached as Exhibit 4.1 and incorporated by reference in this Current Report.

Item 7.01.                                          REGULATION FD

On May 3, 2010, Owens-Brockway Glass Container Inc., our indirect wholly owned subsidiary, announced that it intends to offer, subject to market and other conditions, exchangeable senior notes in a private offering.  A copy of the press release is attached as Exhibit 99.1.

On May 4, 2010, Owens-Brockway Glass Container Inc., our indirect wholly owned subsidiary, announced the pricing of its offering of $600 million aggregate principal amount of 3.00% Exchangeable Senior Notes due 2015 in a private offering. A copy of the press release is attached as Exhibit 99.2.

Item 9.01.                                          Financial Statements and Exhibits

(d)                                                                               Exhibits.

Exhibit
No.	Description
4.1

Third Amendment to Credit Agreement and Consent, dated as of April 30, 2010, by and among the Borrowers named therein, Deutsche Bank AG, New York Branch, as Administrative Agent, Owens-Illinois General, Inc., as Borrower’s Agent and the other Agents and Lenders named therein.

99.1	Press Release dated May 3, 2010 of Owens-Brockway Glass Container Inc. announcing private offering of exchangeable senior notes.

99.2	Press Release dated May 4, 2010 of Owens-Brockway Glass Container Inc. announcing pricing of private offering of exchangeable senior notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS GROUP, INC.

Date: May 4, 2010	By:	/s/ Edward C. White
	Name:	Edward C. White
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
4.1

Third Amendment to Credit Agreement and Consent, dated as of April 30, 2010, by and among the Borrowers named therein, Deutsche Bank AG, New York Branch, as Administrative Agent, Owens-Illinois General, Inc., as Borrower’s Agent and the other Agents and Lenders named therein.

99.1	Press Release dated May 3, 2010 of Owens-Brockway Glass Container Inc. announcing private offering of exchangeable senior notes.

99.2	Press Release dated May 4, 2010 of Owens-Brockway Glass Container Inc. announcing pricing of private offering of exchangeable senior notes.